Exhibit 6.6

Trend # 1282893_SADIM / Created September 02, 2021

Trend Report - Pigeon Forge, TN Area Selected Properties

January 2013 to July 2021 Currency : USD - US Dollar

Table of Contents	1
Data by Measure	2
Percent Change by Measure	3
Percent Change by Year	4
Twelve Month Moving Average	5
Twelve Month Moving Average with Percent Change	6
Day of Week Analysis	7
Raw Data	8
Classic	9
Response Report	10
Terms and Conditions	11
Help	12

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This STR Report is a publication of STR, LLC and STR Global, Ltd., CoStar Group companies, and is intended solely for use by paid subscribers. The information in the STR Report is provided on an "as is" and "as available" basis and should not be construed as investment, tax, accounting or legal advice. Reproduction or distribution of this STR Report, in whole or part, without written permission is prohibited and subject to legal action. If you have received this report and are NOT a subscriber to this STR Report, please contact us immediately. Source: 2021 STR, LLC / STR Global, Ltd. trading as "STR". © CoStar Realty Information, Inc.

Tab 2 - Data by Measure Pigeon Forge, TN Area Selected Properties Job Number: 1282893_SADIM Staff: GS Created: September 02, 2021 Occupancy (%) January February March April May June July August September Octob e r November December Total Year Jul YTD 2013 28.2 37.7 55.0 62.4 57.5 75.7 84.3 64.6 62.1 81.5 67.4 50.7 60.7 57.4 2014 24.8 26.6 49.6 55.7 58.2 76.1 85.6 67.8 69.6 86.4 68.7 60.8 61.0 54.1 2015 33.4 33.6 49.4 57.9 67.0 83.6 90.0 68.5 69.2 87.0 71.7 63.9 64.8 59.5 2016 33.2 37.8 62.4 68.5 66.9 76.1 89.1 63.6 67.7 80.6 73.4 72.2 67.2 63.1 2017 33.5 40.7 61.6 69.2 61.9 80.1 86.4 70.4 74.6 80.1 72.1 66.1 66.5 62.1 2018 31.5 37.5 63.4 67.2 64.3 86.3 86.7 72.6 73.7 85.5 74.3 63.2 67.4 62.6 2019 33.2 40.8 65.1 65.8 64.2 83.8 88.0 72.8 74.3 84.8 72.4 65.1 68.2 64.0 2020 38.9 43.2 26.1 6.8 32.3 74.5 74.2 60.6 64.4 87.9 68.8 63.9 54.1 43.0 2021 40.3 42.3 67.2 75.6 74.0 90.6 95.3 69.6 Avg 33.5 38.4 55.8 59.4 60.5 81.1 86.6 67.8 69.8 84.2 71.3 63.8 63.9 59.7 ADR ($) January February March April May June Ju l y August September October November December Total Year Jul YTD 2013 66.92 69.71 81.12 88.75 89.14 98.41 105.43 96.44 99.51 106.10 94.84 92.28 93.76 89.90 2014 77.20 79.57 84.69 92.46 92.86 102.54 113.00 104.75 102.47 111.32 98.70 97.15 99.82 96.38 2015 80.13 83.75 92.18 100.49 102.69 111.86 123.07 107.05 115.54 123.60 107.79 100.11 107.63 104.17 2016 87.21 89.47 98.78 104.54 106.67 119.11 134.07 108.81 119.68 138.30 117.16 114.69 115.97 111.15 2017 98.16 98.91 106.65 116.41 112.92 120.53 138.90 116.83 130.34 142.40 121.47 124.07 121.73 116.86 2018 89.23 94.55 113.20 122.80 116.12 130.01 143.53 119.77 128.10 145.85 128.37 125.27 125.36 121.27 2019 93.35 99.09 115.20 119.25 121.11 134.30 144.26 122.08 124.79 145.69 130.94 135.67 127.52 123.57 2020 102.07 103.55 100.60 83.84 101.65 116.99 136.33 116.23 128.54 152.21 131.51 141.46 125.75 114.27 2021 110.61 105.37 125.76 151.05 148.19 178.14 208.21 156.38 Avg 92.48 94.00 105.44 115.52 113.74 126.97 142.19 112.92 120.47 135.57 118.53 119.27 116.58 118.19 RevPAR ($) January February March April May June Ju l y August September October November December Total Year Jul YTD 2013 18.87 26.31 44.63 55.39 51.27 74.48 88.87 62.33 61.79 86.46 63.89 46.78 56.93 51.63 2014 19.11 21.19 42.04 51.53 54.02 78.05 96.71 71.07 71.31 96.18 67.83 59.11 60.93 52.12 2015 26.79 28.16 45.58 58.23 68.81 93.49 110.79 73.35 79.93 107.55 77.27 63.99 69.75 62.03 2016 28.93 33.81 61.63 71.64 71.35 90.68 119.50 69.25 80.96 111.53 86.03 82.81 77.97 70.18 2017 32.89 40.30 65.67 80.56 69.92 96.59 120.03 82.26 97.30 114.11 87.63 82.07 81.00 72.58 2018 28.13 35.46 71.77 82.48 74.72 112.24 124.43 86.96 94.45 124.69 95.42 79.18 84.43 75.97 2019 31.00 40.43 75.01 78.44 77.80 112.50 126.98 88.89 92.69 123.52 94.78 88.36 86.99 79.04 2020 39.75 44.76 26.29 5.73 32.84 87.21 101.12 70.42 82.73 133.86 90.51 90.40 68.04 49.16 2021 44.58 44.60 84.51 114.26 109.70 161.47 198.36 108.83 Avg 30.94 36.05 58.84 68.63 68.81 103.00 123.12 76.60 84.09 114.13 84.53 76.07 74.47 70.57 Supply January February March April May June Ju l y August September October November December Total Year Jul YTD 2013 22,041 19,908 22,041 21,330 22,041 21,330 22,041 22,041 21,330 22,041 21,330 22,041 259,515 150,732 2014 22,041 19,908 22,041 21,330 22,041 21,330 22,041 22,041 21,330 22,041 21,330 22,041 259,515 150,732 2015 22,041 19,908 22,041 21,330 22,041 21,330 22,041 22,041 21,330 22,041 21,330 22,041 259,515 150,732 2016 22,041 19,908 22,041 21,330 22,041 24,690 25,513 25,513 24,690 29,760 28,800 29,760 296,087 157,564 2017 29,760 26,880 29,760 28,800 29,760 28,800 29,760 29,760 28,800 29,760 28,800 29,760 350,400 203,520 2018 29,760 26,880 29,760 28,800 29,760 28,800 29,760 29,760 28,800 29,760 28,800 29,760 350,400 203,520 2019 29,760 26,880 33,139 32,070 33,139 32,070 33,139 33,139 32,070 33,139 32,070 30,535 381,150 220,197 2020 30,535 27,580 30,535 25,440 30,535 29,550 30,535 30,535 29,550 30,535 29,550 30,535 355,415 204,710 2021 30,535 27,580 30,535 29,550 30,535 29,550 30,535 208,820 Avg 26,502 23,937 26,877 25,553 26,877 26,383 27,263 26,854 25,988 27,385 26,501 27,059 314,000 183,392 Demand January February March April May June Ju l y August September October November December Total Year Jul YTD 2013 6,216 7,515 12,128 13,313 12,677 16,144 18,580 14,245 13,244 17,962 14,370 11,173 157,567 86,573 2014 5,456 5,302 10,940 11,889 12,822 16,236 18,864 14,954 14,844 19,043 14,658 13,411 158,419 81,509 2015 7,370 6,693 10,898 12,359 14,769 17,826 19,841 15,103 14,756 19,179 15,290 14,090 168,174 89,756 2016 7,312 7,523 13,753 14,616 14,742 18,797 22,739 16,238 16,703 23,999 21,149 21,488 199,059 99,482 2017 9,971 10,952 18,323 19,930 18,427 23,080 25,717 20,954 21,499 23,847 20,776 19,685 233,161 126,400 2018 9,383 10,081 18,869 19,344 19,150 24,864 25,801 21,606 21,236 25,443 21,408 18,811 235,996 127,492 2019 9,883 10,968 21,577 21,096 21,289 26,866 29,170 24,130 23,821 28,097 23,215 19,886 259,998 140,849 2020 11,891 11,923 7,981 1,738 9,865 22,028 22,650 18,502 19,019 26,853 20,336 19,514 192,300 88,076 2021 12,307 11,673 20,520 22,353 22,604 26,785 29,090 145,332 Avg 8,865 9,181 14,999 15,182 16,261 21,403 23,606 18,217 18,140 23,053 18,900 17,257 200,584 109,497

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This STR Report is a publication of STR, LLC and STR Global, Ltd., CoStar Group companies, and is intended solely for use by paid subscribers. The information in the STR Report is provided on an “as is” and “as available” basis and should not be construed as investment, tax, accounting or legal advice. Reproduction or distribution of this STR Report, in whole or part, without written permission is prohibited and subject to legal action. If you have received this report and are NOT a subscriber to this STR Report, please contact us immediately. Source: 2021 STR, LLC / STR Global, Ltd. trading as “STR”. © CoStar Realty Information, Inc. Revenue ($) January February March April May June Ju l y August September Octob e r November December Total Year Jul YTD 2013 415,968 523,865 983,782 1,181,550 1,129,986 1,588,706 1,958,846 1,373,823 1,317,877 1,905,682 1,362,851 1,030,994 14,773,930 7,782,703 2014 421,178 421,855 926,508 1,099,198 1,190,714 1,664,854 2,131,631 1,566,428 1,521,048 2,119,850 1,446,769 1,302,909 15,812,942 7,855,938 2015 590,565 560,547 1,004,536 1,242,008 1,516,609 1,994,053 2,441,872 1,616,770 1,704,880 2,370,600 1,648,183 1,410,484 18,101,107 9,350,190 2016 637,681 673,063 1,358,491 1,528,002 1,572,546 2,238,904 3,048,692 1,766,878 1,998,979 3,319,028 2,477,769 2,464,485 23,084,518 11,057,379 2017 978,781 1,083,290 1,954,235 2,320,149 2,080,837 2,781,840 3,572,002 2,447,966 2,802,213 3,395,855 2,523,735 2,442,359 28,383,262 14,771,134 2018 837,243 953,137 2,135,977 2,375,510 2,223,603 3,232,626 3,703,094 2,587,781 2,720,234 3,710,856 2,748,046 2,356,510 29,584,617 15,461,190 2019 922,624 1,086,845 2,485,680 2,515,716 2,578,360 3,607,995 4,208,013 2,945,789 2,972,659 4,093,443 3,039,716 2,698,018 33,154,858 17,405,233 2020 1,213,680 1,234,571 802,869 145,720 1,002,732 2,577,028 3,087,803 2,150,405 2,444,616 4,087,325 2,674,452 2,760,505 24,181,706 10,064,403 2021 1,361,269 1,229,959 2,580,653 3,376,415 3,349,659 4,771,570 6,056,965 22,726,490 Avg 819,888 863,015 1,581,415 1,753,808 1,849,450 2,717,508 3,356,546 2,056,980 2,185,313 3,125,330 2,240,190 2,058,283 23,384,618 12,941,629

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Tab 3 - Percent Change from Previous Year - Detail by Measure Pigeon Forge, TN Area Selected Properties Job Number: 1282893_SADIM Staff: GS Created: September 02, 2021 Occupancy January February March April May June Ju l y Augu s t September Octob e r November December Total Year Jul YTD 2014 - 12.2 - 29.4 - 9.8 - 10.7 1.1 0.6 1.5 5.0 12.1 6.0 2.0 20.0 0.5 - 5.8 2015 35.1 26.2 - 0.4 4.0 15.2 9.8 5.2 1.0 - 0.6 0.7 4.3 5.1 6.2 10.1 2016 - 0.8 12.4 26.2 18.3 - 0.2 - 8.9 - 1.0 - 7.1 - 2.2 - 7.3 2.4 12.9 3.7 6.0 2017 1.0 7.8 - 1.3 1.0 - 7.4 5.3 - 3.0 10.6 10.3 - 0.6 - 1.8 - 8.4 - 1.0 - 1.6 2018 - 5.9 - 8.0 3.0 - 2.9 3.9 7.7 0.3 3.1 - 1.2 6.7 3.0 - 4.4 1.2 0.9 2019 5.3 8.8 2.7 - 2.1 - 0.2 - 3.0 1.5 0.3 0.7 - 0.8 - 2.6 3.0 1.3 2.1 2020 17.3 5.9 - 59.9 - 89.6 - 49.7 - 11.0 - 15.7 - 16.8 - 13.3 3.7 - 4.9 - 1.9 - 20.7 - 32.7 2021 3.5 - 2.1 157.1 1,007.2 129.1 21.6 28.4 61.8 Avg 5.4 2.7 14.7 115.6 11.5 2.8 2.2 - 0.6 0.8 1.2 0.4 3.8 - 1.3 5.1 ADR January February March April May June July Augu s t September Octob e r November December Total Year Jul YTD 2014 15.4 14.1 4.4 4.2 4.2 4.2 7.2 8.6 3.0 4.9 4.1 5.3 6.5 7.2 2015 3.8 5.3 8.8 8.7 10.6 9.1 8.9 2.2 12.8 11.0 9.2 3.0 7.8 8.1 2016 8.8 6.8 7.2 4.0 3.9 6.5 8.9 1.6 3.6 11.9 8.7 14.6 7.7 6.7 2017 12.6 10.6 8.0 11.4 5.9 1.2 3.6 7.4 8.9 3.0 3.7 8.2 5.0 5.1 2018 - 9.1 - 4.4 6.1 5.5 2.8 7.9 3.3 2.5 - 1.7 2.4 5.7 1.0 3.0 3.8 2019 4.6 4.8 1.8 - 2.9 4.3 3.3 0.5 1.9 - 2.6 - 0.1 2.0 8.3 1.7 1.9 2020 9.3 4.5 - 12.7 - 29.7 - 16.1 - 12.9 - 5.5 - 4.8 3.0 4.5 0.4 4.3 - 1.4 - 7.5 2021 8.4 1.8 25.0 80.2 45.8 52.3 52.7 36.8 Avg 6.7 5.4 6.1 10.2 7.7 8.9 10.0 2.8 3.8 5.4 4.8 6.4 4.3 7.8 RevPAR January February March April May June Ju l y Augu s t September Octob e r November December Total Year Jul YTD 2014 1.3 - 19.5 - 5.8 - 7.0 5.4 4.8 8.8 14.0 15.4 11.2 6.2 26.4 7.0 0.9 2015 40.2 32.9 8.4 13.0 27.4 19.8 14.6 3.2 12.1 11.8 13.9 8.3 14.5 19.0 2016 8.0 20.1 35.2 23.0 3.7 - 3.0 7.9 - 5.6 1.3 3.7 11.3 29.4 11.8 13.1 2017 13.7 19.2 6.5 12.5 - 2.0 6.5 0.4 18.8 20.2 2.3 1.9 - 0.9 3.9 3.4 2018 - 14.5 - 12.0 9.3 2.4 6.9 16.2 3.7 5.7 - 2.9 9.3 8.9 - 3.5 4.2 4.7 2019 10.2 14.0 4.5 - 4.9 4.1 0.2 2.0 2.2 - 1.9 - 0.9 - 0.7 11.6 3.0 4.0 2020 28.2 10.7 - 64.9 - 92.7 - 57.8 - 22.5 - 20.4 - 20.8 - 10.8 8.4 - 4.5 2.3 - 21.8 - 37.8 2021 12.2 - 0.4 221.4 1,894.8 234.1 85.2 96.2 121.4 Avg 12.4 8.1 26.8 230.1 27.7 13.4 14.1 2.5 4.8 6.5 5.3 10.5 3.2 16.1 Supply January February March April May June July Augu s t September Octob e r November December Total Year Jul YTD 2014 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 2015 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 2016 0.0 0.0 0.0 0.0 0.0 15.8 15.8 15.8 15.8 35.0 35.0 35.0 14.1 4.5 2017 35.0 35.0 35.0 35.0 35.0 16.6 16.6 16.6 16.6 0.0 0.0 0.0 18.3 29.2 2018 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 2019 0.0 0.0 11.4 11.4 11.4 11.4 11.4 11.4 11.4 11.4 11.4 2.6 8.8 8.2 2020 2.6 2.6 - 7.9 - 20.7 - 7.9 - 7.9 - 7.9 - 7.9 - 7.9 - 7.9 - 7.9 0.0 - 6.8 - 7.0 2021 0.0 0.0 0.0 16.2 0.0 0.0 0.0 2.0 Avg 4.7 4.7 4.8 5.2 4.8 4.5 4.5 5.1 5.1 5.5 5.5 5.4 4.9 4.6 Demand January February March April May June Ju l y Augu s t September Octob e r November December Total Year Jul YTD 2014 - 12.2 - 29.4 - 9.8 - 10.7 1.1 0.6 1.5 5.0 12.1 6.0 2.0 20.0 0.5 - 5.8 2015 35.1 26.2 - 0.4 4.0 15.2 9.8 5.2 1.0 - 0.6 0.7 4.3 5.1 6.2 10.1 2016 - 0.8 12.4 26.2 18.3 - 0.2 5.4 14.6 7.5 13.2 25.1 38.3 52.5 18.4 10.8 2017 36.4 45.6 33.2 36.4 25.0 22.8 13.1 29.0 28.7 - 0.6 - 1.8 - 8.4 17.1 27.1 2018 - 5.9 - 8.0 3.0 - 2.9 3.9 7.7 0.3 3.1 - 1.2 6.7 3.0 - 4.4 1.2 0.9 2019 5.3 8.8 14.4 9.1 11.2 8.1 13.1 11.7 12.2 10.4 8.4 5.7 10.2 10.5 2020 20.3 8.7 - 63.0 - 91.8 - 53.7 - 18.0 - 22.4 - 23.3 - 20.2 - 4.4 - 12.4 - 1.9 - 26.0 - 37.5 2021 3.5 - 2.1 157.1 1,186.1 129.1 21.6 28.4 65.0 Avg 10.2 7.8 20.1 143.5 16.5 7.2 6.7 4.9 6.3 6.3 6.0 9.8 3.9 10.1 Revenue January February March April May June Ju l y Augu s t September Octob e r November December Total Year Jul YTD 2014 1.3 - 19.5 - 5.8 - 7.0 5.4 4.8 8.8 14.0 15.4 11.2 6.2 26.4 7.0 0.9

4

This STR Report is a publication of STR, LLC and STR Global, Ltd., CoStar Group companies, and is intended solely for use by paid subscribers. The information in the STR Report is provided on an “as is” and “as available” basis and should not be construed as investment, tax, accounting or legal advice. Reproduction or distribution of this STR Report, in whole or part, without written permission is prohibited and subject to legal action. If you have received this report and are NOT a subscriber to this STR Report, please contact us immediately. Source: 2021 STR, LLC / STR Global, Ltd. trading as “STR”. © CoStar Realty Information, Inc. 2015 40.2 32.9 8.4 13.0 27.4 19.8 14.6 3.2 12.1 11.8 13.9 8.3 2016 8.0 20.1 35.2 23.0 3.7 12.3 24.9 9.3 17.3 40.0 50.3 74.7 2017 53.5 60.9 43.9 51.8 32.3 24.3 17.2 38.5 40.2 2.3 1.9 - 0.9 2018 - 14.5 - 12.0 9.3 2.4 6.9 16.2 3.7 5.7 - 2.9 9.3 8.9 - 3.5 2019 10.2 14.0 16.4 5.9 16.0 11.6 13.6 13.8 9.3 10.3 10.6 14.5 2020 31.5 13.6 - 67.7 - 94.2 - 61.1 - 28.6 - 26.6 - 27.0 - 17.8 - 0.1 - 12.0 2.3 2021 12.2 - 0.4 221.4 2,217.1 234.1 85.2 96.2 Avg 17.8 13.7 32.6 276.5 33.1 18.2 19.0 8.2 10.5 12.1 11.4 17.4 14.5 19.0 27.5 18.3 23.0 33.6 4.2 4.7 12.1 12.6 - 27.1 - 42.2 125.8 8.7 21.6

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Tab 4 - Percent Change from Previous Year - Detail by Year

Pigeon Forge, TN Area Selected Properties

Job Number: 1282893_SADIM Staff: GS Created: September 02,2021

	Jan 14	Feb 14	Mar 14	Apr 14	May 14	Jun 14	Jul 14	Aug 14	Sep 14	Oct 14	Nov 14	Dec 14	Total Year	Jul YTD
Occ	-12.2	-29.4	-9.8	-10.7	1.1	0.6	1.5	5.0	12.1	6.0	2.0	20.0	0.5	-5.8
ADR	15.4	14.1	4.4	4.2	4.2	4.2	7.2	8.6	3.0	4.9	4.1	5.3	6.5	7.2
RevPAR	1.3	-19.5	-5.8	-7.0	5.4	4.8	8.8	14.0	15.4	11.2	6.2	26.4	7.0	0.9
Supply	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Demand	-12.2	-29.4	-9.8	-10.7	1.1	0.6	1.5	5.0	12.1	6.0	2.0	20.0	0.5	-5.8
Revenue	1.3	-19.5	-5.8	-7.0	5.4	4.8	8.8	14.0	15.4	11.2	6.2	26.4	7.0	0.9

	Jan 15	Feb 15	Mar 15	Apr 15	May 15	Jun 15	Jul 15	Aug 15	Sep 15	Oct 15	Nov 15	Dec 15	Total Year	Jul YTD
Occ	35.1	26.2	-0.4	4.0	15.2	9.8	5.2	1.0	-0.6	0.7	4.3	5.1	6.2	10.1
ADR	3.8	5.3	8.8	8.7	10.6	9.1	8.9	2.2	12.8	11.0	9.2	3.0	7.8	8.1
RevPAR	40.2	32.9	8.4	13.0	27.4	19.8	14.6	3.2	12.1	11.8	13.9	8.3	14.5	19.0
Supply	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Demand	35.1	26.2	-0.4	4.0	15.2	9.8	5.2	1.0	-0.6	0.7	4.3	5.1	6.2	10.1
Revenue	40.2	32.9	8.4	13.0	27.4	19.8	14.6	3.2	12.1	11.8	13.9	8.3	14.5	19.0

	Jan 16	Feb 16	Mar 16	Apr 16	May 16	Jun 16	Jul 16	Aug 16	Sep 16	Oct 16	Nov 16	Dec 16	Total Year	Jul YTD
Occ	-0.8	12.4	26.2	18.3	-0.2	-8.9	-1.0	-7.1	-2.2	-7.3	2.4	12.9	3.7	6.0
ADR	8.8	6.8	7.2	4.0	3.9	6.5	8.9	1.6	3.6	11.9	8.7	14.6	7.7	6.7
RevPAR	8.0	20.1	35.2	23.0	3.7	-3.0	7.9	-5.6	1.3	3.7	11.3	29.4	11.8	13.1
Supply	0.0	0.0	0.0	0.0	0.0	15.8	15.8	15.8	15.8	35.0	35.0	35.0	14.1	4.5
Demand	-0.8	12.4	26.2	18.3	-0.2	5.4	14.6	7.5	13.2	25.1	38.3	52.5	18.4	10.8
Revenue	8.0	20.1	35.2	23.0	3.7	12.3	24.9	9.3	17.3	40.0	50.3	74.7	27.5	18.3

	Jan 17	Feb 17	Mar 17	Apr 17	May 17	Jun 17	Jul 17	Aug 17	Sep 17	Oct 17	Nov 17	Dec 17	Total Year	Jul YTD
Occ	1.0	7.8	-1.3	1.0	-7.4	5.3	-3.0	10.6	10.3	-0.6	-1.8	-8.4	-1.0	-1.6
ADR	12.6	10.6	8.0	11.4	5.9	1.2	3.6	7.4	8.9	3.0	3.7	8.2	5.0	5.1
RevPAR	13.7	19.2	6.5	12.5	-2.0	6.5	0.4	18.8	20.2	2.3	1.9	-0.9	3.9	3.4
Supply	35.0	35.0	35.0	35.0	35.0	16.6	16.6	16.6	16.6	0.0	0.0	0.0	18.3	29.2
Demand	36.4	45.6	33.2	36.4	25.0	22.8	13.1	29.0	28.7	-0.6	-1.8	-8.4	17.1	27.1
Revenue	53.5	60.9	43.9	51.8	32.3	24.3	17.2	38.5	40.2	2.3	1.9	-0.9	23.0	33.6

	Jan 18	Feb 18	Mar 18	Apr 18	May 18	Jun 18	Jul 18	Aug 18	Sep 18	Oct 18	Nov 18	Dec 18	Total Year	Jul YTD
Occ	-5.9	-8.0	3.0	-2.9	3.9	7.7	0.3	3.1	-1.2	6.7	3.0	-4.4	1.2	0.9
ADR	-9.1	-4.4	6.1	5.5	2.8	7.9	3.3	2.5	-1.7	2.4	5.7	1.0	3.0	3.8
RevPAR	-14.5	-12.0	9.3	2.4	6.9	16.2	3.7	5.7	-2.9	9.3	8.9	-3.5	4.2	4.7
Supply	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Demand	-5.9	-8.0	3.0	-2.9	3.9	7.7	0.3	3.1	-1.2	6.7	3.0	-4.4	1.2	0.9
Revenue	-14.5	-12.0	9.3	2.4	6.9	16.2	3.7	5.7	-2.9	9.3	8.9	-3.5	4.2	4.7

	Jan 19	Feb 19	Mar 19	Apr 19	May 19	Jun 19	Jul 19	Aug 19	Sep 19	Oct 19	Nov 19	Dec 19	Total Year	Jul YTD
Occ	5.3	8.8	2.7	-2.1	-0.2	-3.0	1.5	0.3	0.7	-0.8	-2.6	3.0	1.3	2.1
ADR	4.6	4.8	1.8	-2.9	4.3	3.3	0.5	1.9	-2.6	-0.1	2.0	8.3	1.7	1.9
RevPAR	10.2	14.0	4.5	-4.9	4.1	0.2	2.0	2.2	-1.9	-0.9	-0.7	11.6	3.0	4.0
Supply	0.0	0.0	11.4	11.4	11.4	11.4	11.4	11.4	11.4	11.4	11.4	2.6	8.8	8.2
Demand	5.3	8.8	14.4	9.1	11.2	8.1	13.1	11.7	12.2	10.4	8.4	5.7	10.2	10.5
Revenue	10.2	14.0	16.4	5.9	16.0	11.6	13.6	13.8	9.3	10.3	10.6	14.5	12.1	12.6

	Jan 20	Feb 20	Mar 20	Apr 20	May 20	Jun 20	Jul 20	Aug 20	Sep 20	Oct 20	Nov 20	Dec 20	Total Year	Jul YTD
Occ	17.3	5.9	-59.9	-89.6	-49.7	-11.0	-15.7	-16.8	-13.3	3.7	-4.9	-1.9	-20.7	-32.7
ADR	9.3	4.5	-12.7	-29.7	-16.1	-12.9	-5.5	-4.8	3.0	4.5	0.4	4.3	-1.4	-7.5
RevPAR	28.2	10.7	-64.9	-92.7	-57.8	-22.5	-20.4	-20.8	-10.8	8.4	-4.5	2.3	-21.8	-37.8
Supply	2.6	2.6	-7.9	-20.7	-7.9	-7.9	-7.9	-7.9	-7.9	-7.9	-7.9	0.0	-6.8	-7.0
Demand	20.3	8.7	-63.0	-91.8	-53.7	-18.0	-22.4	-23.3	-20.2	-4.4	-12.4	-1.9	-26.0	-37.5
Revenue	31.5	13.6	-67.7	-94.2	-61.1	-28.6	-26.6	-27.0	-17.8	-0.1	-12.0	2.3	-27.1	-42.2

	Jan 21	Feb 21	Mar 21	Apr 21	May 21	Jun 21	Jul 21	Aug 21	Sep 21	Oct 21	Nov 21	Dec 21	Total Year	Jul YTD
Occ	3.5	-2.1	157.1	1,007.2	129.1	21.6	28.4							61.8
ADR	8.4	1.8	25.0	80.2	45.8	52.3	52.7							36.8
RevPAR	12.2	-0.4	221.4	1,894.8	234.1	85.2	96.2							121.4
Supply	0.0	0.0	0.0	16.2	0.0	0.0	0.0							2.0
Demand	3.5	-2.1	157.1	1,186.1	129.1	21.6	28.4							65.0
Revenue	12.2	-0.4	221.4	2,217.1	234.1	85.2	96.2							125.8

This STR Report is a publication of STR, LLC and STR Global, Ltd., CoStar Group companies, and is intended solely for use by pai d subscribers. The information in the STR Report is provided on an “as is” and “as available” basis and should not be constru ed as investment, tax, accounting or legal advice. Reproduction or distribution of this STR Report, in whole or part, without written permission is prohibited and subject to legal action. If you have received this report and are NOT a subscriber to this STR Report, please contact us immediately. Source: 2021 STR, LLC / STR Global, Ltd. trading as “STR”. © CoStar Realty Information, Inc.

7

Tab 5 - Twelve Month Moving Average Pigeon Forge, TN Area Selected Properties Job Number: 1282893_SADIM Staff: GS Created: September 02, 2021 Occupancy (%) January February March April May June July Augu s t September Octob e r November December 2014 60.4 59.6 59.1 58.6 58.6 58.7 58.8 59.0 59.7 60.1 60.2 61.0 2015 61.8 62.3 62.3 62.5 63.2 63.8 64.2 64.3 64.2 64.3 64.5 64.8 2016 64.8 65.1 66.2 67.1 67.1 66.6 66.8 66.4 66.3 66.1 66.5 67.2 2017 66.4 66.0 65.8 66.0 65.5 66.0 66.1 66.6 67.2 67.2 67.1 66.5 2018 66.4 66.1 66.3 66.1 66.3 66.8 66.9 67.0 67.0 67.4 67.6 67.4 2019 67.5 67.7 67.9 67.7 67.7 67.6 67.9 68.0 68.1 68.2 68.1 68.2 2020 68.6 68.7 65.6 61.6 59.0 58.0 56.7 55.5 54.6 54.6 54.2 54.1 2021 54.2 54.2 57.7 62.8 66.3 67.6 69.4 ADR ($) January February March April May June July Augu s t September October November December 2014 94.25 94.94 95.30 95.65 95.96 96.40 97.36 98.16 98.46 99.15 99.51 99.82 2015 99.68 99.68 100.19 100.78 101.57 102.58 103.84 104.05 105.21 106.63 107.43 107.63 2016 107.95 108.09 108.35 108.59 108.93 109.72 111.35 111.48 111.90 114.10 114.95 115.97 2017 116.13 116.19 116.50 117.30 117.65 117.83 118.59 119.12 120.10 120.51 120.89 121.73 2018 121.43 121.33 121.82 122.37 122.60 123.60 124.11 124.36 124.15 124.65 125.26 125.36 2019 125.46 125.55 125.59 125.26 125.62 126.12 126.44 126.60 126.30 126.49 126.73 127.52 2020 127.65 127.75 127.97 128.43 127.94 126.01 124.57 124.10 124.45 125.21 125.18 125.75 2021 126.24 126.38 127.33 130.01 132.91 139.34 147.64 RevPAR ($) January February March April May June July Augu s t September October November December 2014 56.95 56.56 56.34 56.02 56.25 56.55 57.21 57.95 58.74 59.56 59.88 60.93 2015 61.59 62.12 62.42 62.97 64.23 65.50 66.69 66.88 67.59 68.56 69.34 69.75 2016 69.93 70.36 71.73 72.83 73.05 73.04 74.37 73.97 74.14 75.48 76.40 77.97 2017 77.11 76.70 76.71 77.38 77.11 77.78 78.35 79.35 80.72 80.93 81.07 81.00 2018 80.60 80.23 80.75 80.90 81.31 82.60 82.97 83.37 83.14 84.04 84.68 84.43 2019 84.67 85.06 85.23 84.84 85.03 85.30 85.89 86.07 86.00 86.24 86.27 86.99 2020 87.57 87.80 83.97 79.12 75.42 73.14 70.60 68.91 67.93 68.40 67.86 68.04 2021 68.45 68.44 73.44 81.59 88.12 94.22 102.48 Supply January February March April May June July August September October November December 2014 259,515 259,515 259,515 259,515 259,515 259,515 259,515 259,515 259,515 259,515 259,515 259,515 2015 259,515 259,515 259,515 259,515 259,515 259,515 259,515 259,515 259,515 259,515 259,515 259,515 2016 259,515 259,515 259,515 259,515 259,515 262,875 266,347 269,819 273,179 280,898 288,368 296,087 2017 303,806 310,778 318,497 325,967 333,686 337,796 342,043 346,290 350,400 350,400 350,400 350,400 2018 350,400 350,400 350,400 350,400 350,400 350,400 350,400 350,400 350,400 350,400 350,400 350,400 2019 350,400 350,400 353,779 357,049 360,428 363,698 367,077 370,456 373,726 377,105 380,375 381,150 2020 381,925 382,625 380,021 373,391 370,787 368,267 365,663 363,059 360,539 357,935 355,415 355,415 2021 355,415 355,415 355,415 359,525 359,525 359,525 359,525 Demand January February March April May June July August September October November December 2014 156,807 154,594 153,406 151,982 152,127 152,219 152,503 153,212 154,812 155,893 156,181 158,419 2015 160,333 161,724 161,682 162,152 164,099 165,689 166,666 166,815 166,727 166,863 167,495 168,174 2016 168,116 168,946 171,801 174,058 174,031 175,002 177,900 179,035 180,982 185,802 191,661 199,059 2017 201,718 205,147 209,717 215,031 218,716 222,999 225,977 230,693 235,489 235,337 234,964 233,161 2018 232,573 231,702 232,248 231,662 232,385 234,169 234,253 234,905 234,642 236,238 236,870 235,996 2019 236,496 237,383 240,091 241,843 243,982 245,984 249,353 251,877 254,462 257,116 258,923 259,998 2020 262,006 262,961 249,365 230,007 218,583 213,745 207,225 201,597 196,795 195,551 192,672 192,300 2021 192,716 192,466 205,005 225,620 238,359 243,116 249,556 Revenue ($) January February March April May June July Augu s t September Octob e r November December 2014 14,779,140 14,677,130 14,619,856 14,537,504 14,598,232 14,674,380 14,847,165 15,039,770 15,242,941 15,457,109 15,541,027 15,812,942 2015 15,982,329 16,121,021 16,199,049 16,341,859 16,667,754 16,996,953 17,307,194 17,357,536 17,541,368 17,792,118 17,993,532 18,101,107 2016 18,148,223 18,260,739 18,614,694 18,900,688 18,956,625 19,201,476 19,808,296 19,958,404 20,252,503 21,200,931 22,030,517 23,084,518 2017 23,425,618 23,835,845 24,431,589 25,223,736 25,732,027 26,274,963 26,798,273 27,479,361 28,282,595 28,359,422 28,405,388 28,383,262 2018 28,241,724 28,111,571 28,293,313 28,348,674 28,491,440 28,942,226 29,073,318 29,213,133 29,131,154 29,446,155 29,670,466 29,584,617 2019 29,669,998 29,803,706 30,153,409 30,293,615 30,648,372 31,023,741 31,528,660 31,886,668 32,139,093 32,521,680 32,813,350 33,154,858 2020 33,445,914 33,593,640 31,910,829 29,540,833 27,965,205 26,934,238 25,814,028 25,018,644 24,490,601 24,484,483 24,119,219 24,181,706 2021 24,329,295 24,324,683 26,102,467 29,333,162 31,680,089 33,874,631 36,843,793

8

High value is boxed. Low value is boxed and italicized. This STR Report is a publication of STR, LLC and STR Global, Ltd., CoStar Group companies, and is intended solely for use by pai d subscribers. The information in the STR Report is provided on an “as is” and “as available” basis and should not be constru ed as investment, tax, accounting or legal advice. Reproduction or distribution of this STR Report, in whole or part, without written permission is prohibited and subject to legal action. If you have received this report and are NOT a subscriber to this STR Report, please contact us immediately. Source: 2021 STR, LLC / STR Global, Ltd. trading as “STR”. © CoStar Realty Information, Inc.

9

Tab 6 - Twelve Month Moving Average with Percent Change

Pigeon Forge, TN Area Selected Properties
Job Number: 1282893_SADIM Staff: GS Created: September 02, 2021

Date	Occupancy		ADR		RevPar		Supply		Demand		Revenue	
	This Year	% Chg	This Year	% Chg	This Year	% Chg	This Year	% Chg	This Year	% Chg	This Year	% Chg
Jan 14	60.4		94.25		56.95		259,515		156,807		14,779,140	
Feb 14	59.6		94.94		56.56		259,515		154,594		14,677,130	
Mar 14	59.1		95.30		56.34		259,515		153,406		14,619,856	
Apr 14	58.6		95.65		56.02		259,515		151,982		14,537,504	
May 14	58.6		95.96		56.25		259,515		152,127		14,598,232	
Jun 14	58.7		96.40		56.55		259,515		152,219		14,674,380	
Jul 14	58.8		97.36		57.21		259,515		152,503		14,847,165	
Aug 14	59.0		98.16		57.95		259,515		153,212		15,039,770	
Sep 14	59.7		98.46		58.74		259,515		154,812		15,242,941	
Oct 14	60.1		99.15		59.56		259,515		155,893		15,457,109	
Nov 14	60.2		99.51		59.88		259,515		156,181		15,541,027	
Dec 14	61.0	0.5	99.82	6.5	60.93	7.0	259,515	0.0	158,419	0.5	15,812,942	7.0
Jan 15	61.8	2.2	99.68	5.8	61.59	8.1	259,515	0.0	160,333	2.2	15,982,329	8.1
Feb 15	62.3	4.6	99.68	5.0	62.12	9.8	259,515	0.0	161,724	4.6	16,121,021	9.8
Mar 15	62.3	5.4	100.19	5.1	62.42	10.8	259,515	0.0	161,682	5.4	16,199,049	10.8
Apr 15	62.5	6.7	100.78	5.4	62.97	12.4	259,515	0.0	162,152	6.7	16,341,859	12.4
May 15	63.2	7.9	101.57	5.8	64.23	14.2	259,515	0.0	164,099	7.9	16,667,754	14.2
Jun 15	63.8	8.8	102.58	6.4	65.50	15.8	259,515	0.0	165,689	8.8	16,996,953	15.8
Jul 15	64.2	9.3	103.84	6.7	66.69	16.6	259,515	0.0	166,666	9.3	17,307,194	16.6
Aug 15	64.3	8.9	104.05	6.0	66.88	15.4	259,515	0.0	166,815	8.9	17,357,536	15.4
Sep 15	64.2	7.7	105.21	6.9	67.59	15.1	259,515	0.0	166,727	7.7	17,541,368	15.1
Oct 15	64.3	7.0	106.63	7.5	68.56	15.1	259,515	0.0	166,863	7.0	17,792,118	15.1
Nov 15	64.5	7.2	107.43	8.0	69.34	15.8	259,515	0.0	167,495	7.2	17,993,532	15.8
Dec 15	64.8	6.2	107.63	7.8	69.75	14.5	259,515	0.0	168,174	6.2	18,101,107	14.5
Jan 16	64.8	4.9	107.95	8.3	69.93	13.6	259,515	0.0	168,116	4.9	18,148,223	13.6
Feb 16	65.1	4.5	108.09	8.4	70.36	13.3	259,515	0.0	168,946	4.5	18,260,739	13.3
Mar 16	66.2	6.3	108.35	8.1	71.73	14.9	259,515	0.0	171,801	6.3	18,614,694	14.9
Apr 16	67.1	7.3	108.59	7.7	72.83	15.7	259,515	0.0	174,058	7.3	18,900,688	15.7
May 16	67.1	6.1	108.93	7.2	73.05	13.7	259,515	0.0	174,031	6.1	18,956,625	13.7
Jun 16	66.6	4.3	109.72	7.0	73.04	11.5	262,875	1.3	175,002	5.6	19,201,476	13.0
Jul 16	66.8	4.0	111.35	7.2	74.37	11.5	266,347	2.6	177,900	6.7	19,808,296	14.5
Aug 16	66.4	3.2	111.48	7.1	73.97	10.6	269,819	4.0	179,035	7.3	19,958,404	15.0
Sep 16	66.3	3.1	111.90	6.4	74.14	9.7	273,179	5.3	180,982	8.5	20,252,503	15.5
Oct 16	66.1	2.9	114.10	7.0	75.48	10.1	280,898	8.2	185,802	11.4	21,200,931	19.2
Nov 16	66.5	3.0	114.95	7.0	76.40	10.2	288,368	11.1	191,661	14.4	22,030,517	22.4
Dec 16	67.2	3.7	115.97	7.7	77.97	11.8	296,087	14.1	199,059	18.4	23,084,518	27.5
Jan 17	66.4	2.5	116.13	7.6	77.11	10.3	303,806	17.1	201,718	20.0	23,425,618	29.1
Feb 17	66.0	1.4	116.19	7.5	76.70	9.0	310,778	19.8	205,147	21.4	23,835,845	30.5
Mar 17	65.8	-0.5	116.50	7.5	76.71	6.9	318,497	22.7	209,717	22.1	24,431,589	31.2
Apr 17	66.0	-1.6	117.30	8.0	77.38	6.2	325,967	25.6	215,031	23.5	25,223,736	33.5
May 17	65.5	-2.3	117.65	8.0	77.11	5.6	333,686	28.6	218,716	25.7	25,732,027	35.7
Jun 17	66.0	-0.8	117.83	7.4	77.78	6.5	337,796	28.5	222,999	27.4	26,274,963	36.8
Jul 17	66.1	-1.1	118.59	6.5	78.35	5.3	342,043	28.4	225,977	27.0	26,798,273	35.3
Aug 17	66.6	0.4	119.12	6.9	79.35	7.3	346,290	28.3	230,693	28.9	27,479,361	37.7
Sep 17	67.2	1.4	120.10	7.3	80.72	8.9	350,400	28.3	235,489	30.1	28,282,595	39.6

Tab 6 - Twelve Month Moving Average with Percent Change

Pigeon Forge, TN Area Selected Properties
Job Number: 1282893_SADIM Staff: GS Created: September 02, 2021

Date	Occupancy		ADR		RevPar		Supply		Demand		Revenue	
	This Year	% Chg	This Year	% Chg	This Year	% Chg	This Year	% Chg	This Year	% Chg	This Year	% Chg
Oct 17	67.2	1.5	120.51	5.6	80.93	7.2	350,400	24.7	235,337	26.7	28,359,422	33.8
Nov 17	67.1	0.9	120.89	5.2	81.07	6.1	350,400	21.5	234,964	22.6	28,405,388	28.9
Dec 17	66.5	-1.0	121.73	5.0	81.00	3.9	350,400	18.3	233,161	17.1	28,383,262	23.0
Jan 18	66.4	-0.0	121.43	4.6	80.60	4.5	350,400	15.3	232,573	15.3	28,241,724	20.6
Feb 18	66.1	0.2	121.33	4.4	80.23	4.6	350,400	12.7	231,702	12.9	28,111,571	17.9
Mar 18	66.3	0.7	121.82	4.6	80.75	5.3	350,400	10.0	232,248	10.7	28,293,313	15.8
Apr 18	66.1	0.2	122.37	4.3	80.90	4.6	350,400	7.5	231,662	7.7	28,348,674	12.4
May 18	66.3	1.2	122.60	4.2	81.31	5.4	350,400	5.0	232,385	6.2	28,491,440	10.7
Jun 18	66.8	1.2	123.60	4.9	82.60	6.2	350,400	3.7	234,169	5.0	28,942,226	10.2
Jul 18	66.9	1.2	124.11	4.7	82.97	5.9	350,400	2.4	234,253	3.7	29,073,318	8.5
Aug 18	67.0	0.6	124.36	4.4	83.37	5.1	350,400	1.2	234,905	1.8	29,213,133	6.3
Sep 18	67.0	-0.4	124.15	3.4	83.14	3.0	350,400	0.0	234,642	-0.4	29,131,154	3.0
Oct 18	67.4	0.4	124.65	3.4	84.04	3.8	350,400	0.0	236,238	0.4	29,446,155	3.8
Nov 18	67.6	0.8	125.26	3.6	84.68	4.5	350,400	0.0	236,870	0.8	29,670,466	4.5
Dec 18	67.4	1.2	125.36	3.0	84.43	4.2	350,400	0.0	235,996	1.2	29,584,617	4.2
Jan 19	67.5	1.7	125.46	3.3	84.67	5.1	350,400	0.0	236,496	1.7	29,669,998	5.1
Feb 19	67.7	2.5	125.55	3.5	85.06	6.0	350,400	0.0	237,383	2.5	29,803,706	6.0
Mar 19	67.9	2.4	125.59	3.1	85.23	5.6	353,779	1.0	240,091	3.4	30,153,409	6.6
Apr 19	67.7	2.5	125.26	2.4	84.84	4.9	357,049	1.9	241,843	4.4	30,293,615	6.9
May 19	67.7	2.1	125.62	2.5	85.03	4.6	360,428	2.9	243,982	5.0	30,648,372	7.6
Jun 19	67.6	1.2	126.12	2.0	85.30	3.3	363,698	3.8	245,984	5.0	31,023,741	7.2
Jul 19	67.9	1.6	126.44	1.9	85.89	3.5	367,077	4.8	249,353	6.4	31,528,660	8.4
Aug 19	68.0	1.4	126.60	1.8	86.07	3.2	370,456	5.7	251,877	7.2	31,886,668	9.2
Sep 19	68.1	1.7	126.30	1.7	86.00	3.4	373,726	6.7	254,462	8.4	32,139,093	10.3
Oct 19	68.2	1.1	126.49	1.5	86.24	2.6	377,105	7.6	257,116	8.8	32,521,680	10.4
Nov 19	68.1	0.7	126.73	1.2	86.27	1.9	380,375	8.6	258,923	9.3	32,813,350	10.6
Dec 19	68.2	1.3	127.52	1.7	86.99	3.0	381,150	8.8	259,998	10.2	33,154,858	12.1
Jan 20	68.6	1.6	127.65	1.8	87.57	3.4	381,925	9.0	262,006	10.8	33,445,914	12.7
Feb 20	68.7	1.4	127.75	1.8	87.80	3.2	382,625	9.2	262,961	10.8	33,593,640	12.7
Mar 20	65.6	-3.3	127.97	1.9	83.97	-1.5	380,021	7.4	249,365	3.9	31,910,829	5.8
Apr 20	61.6	-9.1	128.43	2.5	79.12	-6.8	373,391	4.6	230,007	-4.9	29,540,833	-2.5
May 20	59.0	-12.9	127.94	1.8	75.42	-11.3	370,787	2.9	218,583	-10.4	27,965,205	-8.8
Jun 20	58.0	-14.2	126.01	-0.1	73.14	-14.3	368,267	1.3	213,745	-13.1	26,934,238	-13.2
Jul 20	56.7	-16.6	124.57	-1.5	70.60	-17.8	365,663	-0.4	207,225	-16.9	25,814,028	-18.1
Aug 20	55.5	-18.3	124.10	-2.0	68.91	-19.9	363,059	-2.0	201,597	-20.0	25,018,644	-21.5
Sep 20	54.6	-19.8	124.45	-1.5	67.93	-21.0	360,539	-3.5	196,795	-22.7	24,490,601	-23.8
Oct 20	54.6	-19.9	125.21	-1.0	68.40	-20.7	357,935	-5.1	195,551	-23.9	24,484,483	-24.7
Nov 20	54.2	-20.4	125.18	-1.2	67.86	-21.3	355,415	-6.6	192,672	-25.6	24,119,219	-26.5
Dec 20	54.1	-20.7	125.75	-1.4	68.04	-21.8	355,415	-6.8	192,300	-26.0	24,181,706	-27.1
Jan 21	54.2	-21.0	126.24	-1.1	68.45	-21.8	355,415	-6.9	192,716	-26.4	24,329,295	-27.3
Feb 21	54.2	-21.2	126.38	-1.1	68.44	-22.0	355,415	-7.1	192,466	-26.8	24,324,683	-27.6
Mar 21	57.7	-12.1	127.33	-0.5	73.44	-12.5	355,415	-6.5	205,005	-17.8	26,102,467	-18.2
Apr 21	62.8	1.9	130.01	1.2	81.59	3.1	359,525	-3.7	225,620	-1.9	29,333,162	-0.7
May 21	66.3	12.5	132.91	3.9	88.12	16.8	359,525	-3.0	238,359	9.0	31,680,089	13.3
Jun 21	67.6	16.5	139.34	10.6	94.22	28.8	359,525	-2.4	243,116	13.7	33,874,631	25.8

Tab 6 - Twelve Month Moving Average with Percent Change

Pigeon Forge, TN Area Selected Properties
Job Number: 1282893_SADIM Staff: GS Created: September 02, 2021

Date	Occupancy		ADR		RevPar		Supply		Demand		Revenue	
	This Year	% Chg	This Year	% Chg	This Year	% Chg	This Year	% Chg	This Year	% Chg	This Year	% Chg
Jul 21	69.4	22.5	147.64	18.5	102.48	45.2	359,525	-1.7	249,556	20.4	36,843,793	42.7

This STR Report is a publication of STR, LLC and STR Global, Ltd., CoStar Group companies, and is intended solely for use by paid subscribers. The information in the STR Report is provided on an "as is" and "as available" basis and should not be construed as investment, tax, accounting or legal advice. Reproduction or distribution of this STR Report, in whole or part, without written permission is prohibited and subject to legal action. If you have received this report and are NOT a subscriber to this STR Report, please contact us immediately. Source: 2021 STR, LLC / STR Global, Ltd. trading as "STR". © CoStar Realty Information, Inc.

Tab 7 - Day of Week Analysis Pigeon Forge, TN Area Selected Properties Job Number: 1282893_SADIM Staff: GS Created: September 02, 2021 This STR Report is a publication of STR, LLC and STR Global, Ltd., CoStar Group companies, and is intended solely for use by pai d subscribers. The information in the STR Report is provided on an “as is” and “as available” basis and should not be constru ed as investment, tax, accounting or legal advice. Reproduction or distribution of this STR Report, in whole or part, without written permission is prohibited and subject to legal action. If you have received this report and are NOT a subscriber to this STR Report, please contact us immediately. Source: 2021 STR, LLC / STR Global, Ltd. trading as “STR”. © CoStar Realty Information, Inc. Three Year Occupancy (%) Sun Mon Tue Wed Thu Fri Sat Total Year Aug 18 - Jul 19 54.8 57.5 60.5 62.7 67.3 85.2 87.6 67.9 Aug 19 - Jul 20 47.3 45.9 48.2 49.1 55.2 73.5 77.1 56.7 Aug 20 - Jul 21 60.0 57.1 58.0 59.6 66.6 89.7 94.4 69.4 Total 3 Yr 54.0 53.5 55.6 57.2 63.0 82.7 86.4 64.6 Occupancy (%) Sun Mon Tue Wed Thu Fri Sat Total Month Aug - 20 47.5 42.5 45.3 47.0 59.5 87.7 94.1 60.6 Sep - 20 66.7 49.1 46.1 50.3 60.1 89.8 96.6 64.4 Oct - 20 81.1 84.8 83.9 84.1 83.7 96.4 98.0 87.9 Nov - 20 56.8 52.5 59.4 62.6 72.0 91.7 93.7 68.8 Dec - 20 61.5 59.1 51.4 48.1 59.4 82.8 93.2 63.9 Jan - 21 32.0 18.1 17.8 18.4 22.2 74.6 82.0 40.3 Feb - 21 32.8 20.8 20.5 21.7 34.1 81.2 85.2 42.3 Mar - 21 62.6 54.8 54.5 57.5 60.8 91.6 97.2 67.2 Apr - 21 52.2 58.8 61.7 72.9 82.0 96.6 98.4 75.6 May - 21 65.6 62.3 68.1 65.1 69.0 90.2 97.2 74.0 Jun - 21 83.6 91.7 87.0 87.8 91.1 95.4 99.4 90.6 Jul - 21 87.6 95.2 98.6 97.6 92.1 96.6 98.7 95.3 Total Year 60.0 57.1 58.0 59.6 66.6 89.7 94.4 69.4 Three Year ADR Sun Mon Tue Wed Thu Fri Sat Total Year Aug 18 - Jul 19 115.08 112.46 109.87 113.10 117.24 148.97 149.05 126.44 Aug 19 - Jul 20 109.97 106.76 108.97 107.47 113.86 148.64 149.11 124.57 Aug 20 - Jul 21 127.75 126.23 126.82 126.39 131.09 178.60 181.04 147.64 Total 3 Yr 118.22 115.67 115.43 116.03 121.03 159.38 160.73 133.38 ADR Sun Mon Tue Wed Thu Fri Sat Total Month Aug - 20 97.78 100.14 101.20 99.45 100.74 135.29 138.92 116.23 Sep - 20 118.49 96.31 96.00 94.85 105.10 165.28 173.60 128.54 Oct - 20 122.59 124.63 126.59 127.82 129.06 197.70 200.22 152.21 Nov - 20 101.59 101.20 102.04 105.73 121.76 178.35 172.98 131.51 Dec - 20 131.13 134.82 127.19 123.03 139.69 151.89 166.38 141.46 Jan - 21 89.49 75.95 79.94 76.09 76.94 132.64 123.77 110.61 Feb - 21 91.69 75.92 77.62 76.05 78.16 121.08 127.87 105.37 Mar - 21 109.01 104.95 105.09 105.81 103.44 159.89 162.29 125.76 Apr - 21 113.64 117.67 117.95 121.26 132.12 194.33 200.29 151.05 May - 21 143.44 115.49 112.53 112.95 114.52 190.55 198.89 148.19 Jun - 21 156.21 163.78 159.26 158.07 160.07 221.46 227.63 178.14 Jul - 21 189.59 183.34 184.83 186.78 189.30 249.26 253.74 208.21 Total Year 127.75 126.23 126.82 126.39 131.09 178.60 181.04 147.64 Three Year RevPAR Sun Mon Tue Wed Thu Fri Sat Total Year Aug 18 - Jul 19 63.02 64.62 66.52 70.97 78.89 126.90 130.58 85.89 Aug 19 - Jul 20 52.04 48.97 52.55 52.79 62.85 109.23 114.99 70.60 Aug 20 - Jul 21 76.71 72.12 73.56 75.27 87.25 160.17 170.95 102.48 Total 3 Yr 63.86 61.86 64.17 66.35 76.20 131.80 138.86 86.23 RevPAR Sun Mon Tue Wed Thu Fri Sat Total Month Aug - 20 46.46 42.54 45.82 46.77 59.93 118.71 130.65 70.42 Sep - 20 79.00 47.30 44.21 47.74 63.12 148.46 167.65 82.73 Oct - 20 99.41 105.68 106.19 107.55 108.02 190.68 196.16 133.86 Nov - 20 57.70 53.14 60.65 66.23 87.64 163.59 162.14 90.51 Dec - 20 80.70 79.69 65.39 59.20 82.95 125.82 155.01 90.40 Jan - 21 28.61 13.76 14.26 14.00 17.11 98.97 101.51 44.58 Feb - 21 30.04 15.76 15.89 16.53 26.69 98.29 108.98 44.60 Mar - 21 68.27 57.55 57.33 60.83 62.87 146.42 157.80 84.51 Apr - 21 59.33 69.23 72.80 88.36 108.38 187.74 197.09 114.26 May - 21 94.16 71.92 76.60 73.50 79.03 171.88 193.23 109.70 Jun - 21 130.60 150.23 138.63 138.81 145.77 211.29 226.36 161.47 Jul - 21 166.15 174.55 182.15 182.33 174.35 240.86 250.49 198.36 Total Year 76.71 72.12 73.56 75.27 87.25 160.17 170.95 102.48

13

Tab 8 - Raw Data

Pigeon Forge, TN Area Selected Properties
Job Number: 1282893_SADIM Staff: GS Created: September 02, 2021

Date	Occupancy		ADR		RevPar		Supply		Demand		Revenue		Census & Sample %		
	This Year	% Chg	This Year	% Chg	This Year	% Chg	This Year	% Chg	This Year	% Chg	This Year	% Chg	Census Props	Census Rooms	% Rooms STAR Participants
Jan 13	28.2		66.92		18.87		22,041		6,216		415,968		7	711	88.2
Feb 13	37.7		69.71		26.31		19,908		7,515		523,865		7	711	88.2
Mar 13	55.0		81.12		44.63		22,041		12,128		983,782		7	711	88.2
Apr 13	62.4		88.75		55.39		21,330		13,313		1,181,550		7	711	88.2
May 13	57.5		89.14		51.27		22,041		12,677		1,129,986		7	711	88.2
Jun 13	75.7		98.41		74.48		21,330		16,144		1,588,706		7	711	88.2
Jul 13	84.3		105.43		88.87		22,041		18,580		1,958,846		7	711	88.2
Aug 13	64.6		96.44		62.33		22,041		14,245		1,373,823		7	711	88.2
Sep 13	62.1		99.51		61.79		21,330		13,244		1,317,877		7	711	88.2
Oct 13	81.5		106.10		86.46		22,041		17,962		1,905,682		7	711	88.2
Nov 13	67.4		94.84		63.89		21,330		14,370		1,362,851		7	711	88.2
Dec 13	50.7		92.28		46.78		22,041		11,173		1,030,994		7	711	88.2
Jan 14	24.8	-12.2	77.20	15.4	19.11	1.3	22,041	0.0	5,456	-12.2	421,178	1.3	7	711	88.2
Feb 14	26.6	-29.4	79.57	14.1	21.19	-19.5	19,908	0.0	5,302	-29.4	421,855	-19.5	7	711	88.2
Mar 14	49.6	-9.8	84.69	4.4	42.04	-5.8	22,041	0.0	10,940	-9.8	926,508	-5.8	7	711	88.2
Apr 14	55.7	-10.7	92.46	4.2	51.53	-7.0	21,330	0.0	11,889	-10.7	1,099,198	-7.0	7	711	88.2
May 14	58.2	1.1	92.86	4.2	54.02	5.4	22,041	0.0	12,822	1.1	1,190,714	5.4	7	711	88.2
Jun 14	76.1	0.6	102.54	4.2	78.05	4.8	21,330	0.0	16,236	0.6	1,664,854	4.8	7	711	88.2
Jul 14	85.6	1.5	113.00	7.2	96.71	8.8	22,041	0.0	18,864	1.5	2,131,631	8.8	7	711	88.2
Aug 14	67.8	5.0	104.75	8.6	71.07	14.0	22,041	0.0	14,954	5.0	1,566,428	14.0	7	711	88.2
Sep 14	69.6	12.1	102.47	3.0	71.31	15.4	21,330	0.0	14,844	12.1	1,521,048	15.4	7	711	88.2
Oct 14	86.4	6.0	111.32	4.9	96.18	11.2	22,041	0.0	19,043	6.0	2,119,850	11.2	7	711	88.2
Nov 14	68.7	2.0	98.70	4.1	67.83	6.2	21,330	0.0	14,658	2.0	1,446,769	6.2	7	711	88.2
Dec 14	60.8	20.0	97.15	5.3	59.11	26.4	22,041	0.0	13,411	20.0	1,302,909	26.4	7	711	88.2
Jan 15	33.4	35.1	80.13	3.8	26.79	40.2	22,041	0.0	7,370	35.1	590,565	40.2	7	711	100.0
Feb 15	33.6	26.2	83.75	5.3	28.16	32.9	19,908	0.0	6,693	26.2	560,547	32.9	7	711	100.0
Mar 15	49.4	-0.4	92.18	8.8	45.58	8.4	22,041	0.0	10,898	-0.4	1,004,536	8.4	7	711	100.0
Apr 15	57.9	4.0	100.49	8.7	58.23	13.0	21,330	0.0	12,359	4.0	1,242,008	13.0	7	711	85.0
May 15	67.0	15.2	102.69	10.6	68.81	27.4	22,041	0.0	14,769	15.2	1,516,609	27.4	7	711	85.0
Jun 15	83.6	9.8	111.86	9.1	93.49	19.8	21,330	0.0	17,826	9.8	1,994,053	19.8	7	711	85.0
Jul 15	90.0	5.2	123.07	8.9	110.79	14.6	22,041	0.0	19,841	5.2	2,441,872	14.6	7	711	85.0
Aug 15	68.5	1.0	107.05	2.2	73.35	3.2	22,041	0.0	15,103	1.0	1,616,770	3.2	7	711	85.0
Sep 15	69.2	-0.6	115.54	12.8	79.93	12.1	21,330	0.0	14,756	-0.6	1,704,880	12.1	7	711	85.0
Oct 15	87.0	0.7	123.60	11.0	107.55	11.8	22,041	0.0	19,179	0.7	2,370,600	11.8	7	711	85.0
Nov 15	71.7	4.3	107.79	9.2	77.27	13.9	21,330	0.0	15,290	4.3	1,648,183	13.9	7	711	85.0
Dec 15	63.9	5.1	100.11	3.0	63.99	8.3	22,041	0.0	14,090	5.1	1,410,484	8.3	7	711	85.0
Jan 16	33.2	-0.8	87.21	8.8	28.93	8.0	22,041	0.0	7,312	-0.8	637,681	8.0	7	711	100.0
Feb 16	37.8	12.4	89.47	6.8	33.81	20.1	19,908	0.0	7,523	12.4	673,063	20.1	7	711	100.0
Mar 16	62.4	26.2	98.78	7.2	61.63	35.2	22,041	0.0	13,753	26.2	1,358,491	35.2	7	711	100.0
Apr 16	68.5	18.3	104.54	4.0	71.64	23.0	21,330	0.0	14,616	18.3	1,528,002	23.0	7	711	100.0
May 16	66.9	-0.2	106.67	3.9	71.35	3.7	22,041	0.0	14,742	-0.2	1,572,546	3.7	7	711	100.0
Jun 16	76.1	-8.9	119.11	6.5	90.68	-3.0	24,690	15.8	18,797	5.4	2,238,904	12.3	8	823	100.0
Jul 16	89.1	-1.0	134.07	8.9	119.50	7.9	25,513	15.8	22,739	14.6	3,048,692	24.9	8	823	100.0
Aug 16	63.6	-7.1	108.81	1.6	69.25	-5.6	25,513	15.8	16,238	7.5	1,766,878	9.3	8	823	100.0
Sep 16	67.7	-2.2	119.68	3.6	80.96	1.3	24,690	15.8	16,703	13.2	1,998,979	17.3	8	823	100.0
Oct 16	80.6	-7.3	138.30	11.9	111.53	3.7	29,760	35.0	23,999	25.1	3,319,028	40.0	9	960	100.0
Nov 16	73.4	2.4	117.16	8.7	86.03	11.3	28,800	35.0	21,149	38.3	2,477,769	50.3	9	960	100.0
Dec 16	72.2	12.9	114.69	14.6	82.81	29.4	29,760	35.0	21,488	52.5	2,464,485	74.7	9	960	100.0
Jan 17	33.5	1.0	98.16	12.6	32.89	13.7	29,760	35.0	9,971	36.4	978,781	53.5	9	960	100.0

Tab 8 - Raw Data

Pigeon Forge, TN Area Selected Properties
Job Number: 1282893_SADIM Staff: GS Created: September 02, 2021

Date	Occupancy		ADR		RevPar		Supply		Demand		Revenue		Census & Sample %		
	This Year	% Chg	This Year	% Chg	This Year	% Chg	This Year	% Chg	This Year	% Chg	This Year	% Chg	Census Props	Census Rooms	% Rooms STAR Participants
Feb 17	40.7	7.8	98.91	10.6	40.30	19.2	26,880	35.0	10,952	45.6	1,083,290	60.9	9	960	100.0
Mar 17	61.6	-1.3	106.65	8.0	65.67	6.5	29,760	35.0	18,323	33.2	1,954,235	43.9	9	960	100.0
Apr 17	69.2	1.0	116.41	11.4	80.56	12.5	28,800	35.0	19,930	36.4	2,320,149	51.8	9	960	100.0
May 17	61.9	-7.4	112.92	5.9	69.92	-2.0	29,760	35.0	18,427	25.0	2,080,837	32.3	9	960	100.0
Jun 17	80.1	5.3	120.53	1.2	96.59	6.5	28,800	16.6	23,080	22.8	2,781,840	24.3	9	960	100.0
Jul 17	86.4	-3.0	138.90	3.6	120.03	0.4	29,760	16.6	25,717	13.1	3,572,002	17.2	9	960	100.0
Aug 17	70.4	10.6	116.83	7.4	82.26	18.8	29,760	16.6	20,954	29.0	2,447,966	38.5	9	960	100.0
Sep 17	74.6	10.3	130.34	8.9	97.30	20.2	28,800	16.6	21,499	28.7	2,802,213	40.2	9	960	100.0
Oct 17	80.1	-0.6	142.40	3.0	114.11	2.3	29,760	0.0	23,847	-0.6	3,395,855	2.3	9	960	100.0
Nov 17	72.1	-1.8	121.47	3.7	87.63	1.9	28,800	0.0	20,776	-1.8	2,523,735	1.9	9	960	100.0
Dec 17	66.1	-8.4	124.07	8.2	82.07	-0.9	29,760	0.0	19,685	-8.4	2,442,359	-0.9	9	960	100.0
Jan 18	31.5	-5.9	89.23	-9.1	28.13	-14.5	29,760	0.0	9,383	-5.9	837,243	-14.5	9	960	100.0
Feb 18	37.5	-8.0	94.55	-4.4	35.46	-12.0	26,880	0.0	10,081	-8.0	953,137	-12.0	9	960	100.0
Mar 18	63.4	3.0	113.20	6.1	71.77	9.3	29,760	0.0	18,869	3.0	2,135,977	9.3	9	960	100.0
Apr 18	67.2	-2.9	122.80	5.5	82.48	2.4	28,800	0.0	19,344	-2.9	2,375,510	2.4	9	960	100.0
May 18	64.3	3.9	116.12	2.8	74.72	6.9	29,760	0.0	19,150	3.9	2,223,603	6.9	9	960	100.0
Jun 18	86.3	7.7	130.01	7.9	112.24	16.2	28,800	0.0	24,864	7.7	3,232,626	16.2	9	960	100.0
Jul 18	86.7	0.3	143.53	3.3	124.43	3.7	29,760	0.0	25,801	0.3	3,703,094	3.7	9	960	100.0
Aug 18	72.6	3.1	119.77	2.5	86.96	5.7	29,760	0.0	21,606	3.1	2,587,781	5.7	9	960	100.0
Sep 18	73.7	-1.2	128.10	-1.7	94.45	-2.9	28,800	0.0	21,236	-1.2	2,720,234	-2.9	9	960	100.0
Oct 18	85.5	6.7	145.85	2.4	124.69	9.3	29,760	0.0	25,443	6.7	3,710,856	9.3	9	960	100.0
Nov 18	74.3	3.0	128.37	5.7	95.42	8.9	28,800	0.0	21,408	3.0	2,748,046	8.9	9	960	100.0
Dec 18	63.2	-4.4	125.27	1.0	79.18	-3.5	29,760	0.0	18,811	-4.4	2,356,510	-3.5	9	960	100.0
Jan 19	33.2	5.3	93.35	4.6	31.00	10.2	29,760	0.0	9,883	5.3	922,624	10.2	9	960	100.0
Feb 19	40.8	8.8	99.09	4.8	40.43	14.0	26,880	0.0	10,968	8.8	1,086,845	14.0	9	960	100.0
Mar 19	65.1	2.7	115.20	1.8	75.01	4.5	33,139	11.4	21,577	14.4	2,485,680	16.4	10	1,069	100.0
Apr 19	65.8	-2.1	119.25	-2.9	78.44	-4.9	32,070	11.4	21,096	9.1	2,515,716	5.9	10	1,069	100.0
May 19	64.2	-0.2	121.11	4.3	77.80	4.1	33,139	11.4	21,289	11.2	2,578,360	16.0	10	1,069	100.0
Jun 19	83.8	-3.0	134.30	3.3	112.50	0.2	32,070	11.4	26,866	8.1	3,607,995	11.6	10	1,069	100.0
Jul 19	88.0	1.5	144.26	0.5	126.98	2.0	33,139	11.4	29,170	13.1	4,208,013	13.6	10	1,069	100.0
Aug 19	72.8	0.3	122.08	1.9	88.89	2.2	33,139	11.4	24,130	11.7	2,945,789	13.8	10	1,069	100.0
Sep 19	74.3	0.7	124.79	-2.6	92.69	-1.9	32,070	11.4	23,821	12.2	2,972,659	9.3	10	1,069	100.0
Oct 19	84.8	-0.8	145.69	-0.1	123.52	-0.9	33,139	11.4	28,097	10.4	4,093,443	10.3	10	1,069	100.0
Nov 19	72.4	-2.6	130.94	2.0	94.78	-0.7	32,070	11.4	23,215	8.4	3,039,716	10.6	10	1,069	100.0
Dec 19	65.1	3.0	135.67	8.3	88.36	11.6	30,535	2.6	19,886	5.7	2,698,018	14.5	9	985	100.0
Jan 20	38.9	17.3	102.07	9.3	39.75	28.2	30,535	2.6	11,891	20.3	1,213,680	31.5	9	985	100.0
Feb 20	43.2	5.9	103.55	4.5	44.76	10.7	27,580	2.6	11,923	8.7	1,234,571	13.6	9	985	100.0
Mar 20	26.1	-59.9	100.60	-12.7	26.29	-64.9	30,535	-7.9	7,981	-63.0	802,869	-67.7	9	985	100.0
Apr 20	6.8	-89.6	83.84	-29.7	5.73	-92.7	25,440	-20.7	1,738	-91.8	145,720	-94.2	8	848	53.3
May 20	32.3	-49.7	101.65	-16.1	32.84	-57.8	30,535	-7.9	9,865	-53.7	1,002,732	-61.1	9	985	100.0
Jun 20	74.5	-11.0	116.99	-12.9	87.21	-22.5	29,550	-7.9	22,028	-18.0	2,577,028	-28.6	9	985	100.0
Jul 20	74.2	-15.7	136.33	-5.5	101.12	-20.4	30,535	-7.9	22,650	-22.4	3,087,803	-26.6	9	985	100.0
Aug 20	60.6	-16.8	116.23	-4.8	70.42	-20.8	30,535	-7.9	18,502	-23.3	2,150,405	-27.0	9	985	100.0
Sep 20	64.4	-13.3	128.54	3.0	82.73	-10.8	29,550	-7.9	19,019	-20.2	2,444,616	-17.8	9	985	100.0
Oct 20	87.9	3.7	152.21	4.5	133.86	8.4	30,535	-7.9	26,853	-4.4	4,087,325	-0.1	9	985	100.0
Nov 20	68.8	-4.9	131.51	0.4	90.51	-4.5	29,550	-7.9	20,336	-12.4	2,674,452	-12.0	9	985	100.0
Dec 20	63.9	-1.9	141.46	4.3	90.40	2.3	30,535	0.0	19,514	-1.9	2,760,505	2.3	9	985	100.0
Jan 21	40.3	3.5	110.61	8.4	44.58	12.2	30,535	0.0	12,307	3.5	1,361,269	12.2	9	985	100.0
Feb 21	42.3	-2.1	105.37	1.8	44.60	-0.4	27,580	0.0	11,673	-2.1	1,229,959	-0.4	9	985	100.0

Tab 8 - Raw Data

Pigeon Forge, TN Area Selected Properties
Job Number: 1282893_SADIM Staff: GS Created: September 02, 2021

Date	Occupancy		ADR		RevPar		Supply		Demand		Revenue		Census & Sample %		
	This Year	% Chg	This Year	% Chg	This Year	% Chg	This Year	% Chg	This Year	% Chg	This Year	% Chg	Census Props	Census Rooms	% Rooms STAR Participants
Mar 21	67.2	157.1	125.76	25.0	84.51	221.4	30,535	0.0	20,520	157.1	2,580,653	221.4	9	985	100.0
Apr 21	75.6	######	151.05	80.2	114.26	######	29,550	16.2	22,353	######	3,376,415	######	9	985	100.0
May 21	74.0	129.1	148.19	45.8	109.70	234.1	30,535	0.0	22,604	129.1	3,349,659	234.1	9	985	100.0
Jun 21	90.6	21.6	178.14	52.3	161.47	85.2	29,550	0.0	26,785	21.6	4,771,570	85.2	9	985	100.0
Jul 21	95.3	28.4	208.21	52.7	198.36	96.2	30,535	0.0	29,090	28.4	6,056,965	96.2	9	985	100.0

This STR Report is a publication of STR, LLC and STR Global, Ltd., CoStar Group companies, and is intended solely for use by paid subscribers. The information in the STR Report is provided on an "as is" and "as available" basis and should not be construed as investment, tax, accounting or legal advice. Reproduction or distribution of this STR Report, in whole or part, without written permission is prohibited and subject to legal action. If you have received this report and are NOT a subscriber to this STR Report, please contact us immediately. Source: 2021 STR, LLC / STR Global, Ltd. trading as "STR". © CoStar Realty Information, Inc.

Tab 9 - Classic

Pigeon Forge, TN Area Selected Properties
Job Number: 1282893_SADIM Staff: GS Created: September 02, 2021

Date	Occupancy		ADR		RevPar		Supply		Demand		Revenue		Census & Sample %		
	This Year	% Chg	This Year	% Chg	This Year	% Chg	This Year	% Chg	This Year	% Chg	This Year	% Chg	Census Props	Census Rooms	% Rooms STAR Participants
Jan 13	28.2		66.92		18.87		22,041		6,216		415,968		7	711	88.2
Feb 13	37.7		69.71		26.31		19,908		7,515		523,865		7	711	88.2
Mar 13	55.0		81.12		44.63		22,041		12,128		983,782		7	711	88.2
Apr 13	62.4		88.75		55.39		21,330		13,313		1,181,550		7	711	88.2
May 13	57.5		89.14		51.27		22,041		12,677		1,129,986		7	711	88.2
Jun 13	75.7		98.41		74.48		21,330		16,144		1,588,706		7	711	88.2
Jul 13	84.3		105.43		88.87		22,041		18,580		1,958,846		7	711	88.2
Aug 13	64.6		96.44		62.33		22,041		14,245		1,373,823		7	711	88.2
Sep 13	62.1		99.51		61.79		21,330		13,244		1,317,877		7	711	88.2
Oct 13	81.5		106.10		86.46		22,041		17,962		1,905,682		7	711	88.2
Nov 13	67.4		94.84		63.89		21,330		14,370		1,362,851		7	711	88.2
Dec 13	50.7		92.28		46.78		22,041		11,173		1,030,994		7	711	88.2
Jul YTD 2013	57.4		89.90		51.63		150,732		86,573		7,782,703				
Total 2013	60.7		93.76		56.93		259,515		157,567		14,773,930				
Jan 14	24.8	-12.2	77.20	15.4	19.11	1.3	22,041	0.0	5,456	-12.2	421,178	1.3	7	711	88.2
Feb 14	26.6	-29.4	79.57	14.1	21.19	-19.5	19,908	0.0	5,302	-29.4	421,855	-19.5	7	711	88.2
Mar 14	49.6	-9.8	84.69	4.4	42.04	-5.8	22,041	0.0	10,940	-9.8	926,508	-5.8	7	711	88.2
Apr 14	55.7	-10.7	92.46	4.2	51.53	-7.0	21,330	0.0	11,889	-10.7	1,099,198	-7.0	7	711	88.2
May 14	58.2	1.1	92.86	4.2	54.02	5.4	22,041	0.0	12,822	1.1	1,190,714	5.4	7	711	88.2
Jun 14	76.1	0.6	102.54	4.2	78.05	4.8	21,330	0.0	16,236	0.6	1,664,854	4.8	7	711	88.2
Jul 14	85.6	1.5	113.00	7.2	96.71	8.8	22,041	0.0	18,864	1.5	2,131,631	8.8	7	711	88.2
Aug 14	67.8	5.0	104.75	8.6	71.07	14.0	22,041	0.0	14,954	5.0	1,566,428	14.0	7	711	88.2
Sep 14	69.6	12.1	102.47	3.0	71.31	15.4	21,330	0.0	14,844	12.1	1,521,048	15.4	7	711	88.2
Oct 14	86.4	6.0	111.32	4.9	96.18	11.2	22,041	0.0	19,043	6.0	2,119,850	11.2	7	711	88.2
Nov 14	68.7	2.0	98.70	4.1	67.83	6.2	21,330	0.0	14,658	2.0	1,446,769	6.2	7	711	88.2
Dec 14	60.8	20.0	97.15	5.3	59.11	26.4	22,041	0.0	13,411	20.0	1,302,909	26.4	7	711	88.2
Jul YTD 2014	54.1	-5.8	96.38	7.2	52.12	0.9	150,732	0.0	81,509	-5.8	7,855,938	0.9			
Total 2014	61.0	0.5	99.82	6.5	60.93	7.0	259,515	0.0	158,419	0.5	15,812,942	7.0			
Jan 15	33.4	35.1	80.13	3.8	26.79	40.2	22,041	0.0	7,370	35.1	590,565	40.2	7	711	100.0
Feb 15	33.6	26.2	83.75	5.3	28.16	32.9	19,908	0.0	6,693	26.2	560,547	32.9	7	711	100.0
Mar 15	49.4	-0.4	92.18	8.8	45.58	8.4	22,041	0.0	10,898	-0.4	1,004,536	8.4	7	711	100.0
Apr 15	57.9	4.0	100.49	8.7	58.23	13.0	21,330	0.0	12,359	4.0	1,242,008	13.0	7	711	85.0
May 15	67.0	15.2	102.69	10.6	68.81	27.4	22,041	0.0	14,769	15.2	1,516,609	27.4	7	711	85.0
Jun 15	83.6	9.8	111.86	9.1	93.49	19.8	21,330	0.0	17,826	9.8	1,994,053	19.8	7	711	85.0
Jul 15	90.0	5.2	123.07	8.9	110.79	14.6	22,041	0.0	19,841	5.2	2,441,872	14.6	7	711	85.0
Aug 15	68.5	1.0	107.05	2.2	73.35	3.2	22,041	0.0	15,103	1.0	1,616,770	3.2	7	711	85.0
Sep 15	69.2	-0.6	115.54	12.8	79.93	12.1	21,330	0.0	14,756	-0.6	1,704,880	12.1	7	711	85.0
Oct 15	87.0	0.7	123.60	11.0	107.55	11.8	22,041	0.0	19,179	0.7	2,370,600	11.8	7	711	85.0
Nov 15	71.7	4.3	107.79	9.2	77.27	13.9	21,330	0.0	15,290	4.3	1,648,183	13.9	7	711	85.0
Dec 15	63.9	5.1	100.11	3.0	63.99	8.3	22,041	0.0	14,090	5.1	1,410,484	8.3	7	711	85.0
Jul YTD 2015	59.5	10.1	104.17	8.1	62.03	19.0	150,732	0.0	89,756	10.1	9,350,190	19.0			
Total 2015	64.8	6.2	107.63	7.8	69.75	14.5	259,515	0.0	168,174	6.2	18,101,107	14.5			
Jan 16	33.2	-0.8	87.21	8.8	28.93	8.0	22,041	0.0	7,312	-0.8	637,681	8.0	7	711	100.0
Feb 16	37.8	12.4	89.47	6.8	33.81	20.1	19,908	0.0	7,523	12.4	673,063	20.1	7	711	100.0
Mar 16	62.4	26.2	98.78	7.2	61.63	35.2	22,041	0.0	13,753	26.2	1,358,491	35.2	7	711	100.0
Apr 16	68.5	18.3	104.54	4.0	71.64	23.0	21,330	0.0	14,616	18.3	1,528,002	23.0	7	711	100.0
May 16	66.9	-0.2	106.67	3.9	71.35	3.7	22,041	0.0	14,742	-0.2	1,572,546	3.7	7	711	100.0
Jun 16	76.1	-8.9	119.11	6.5	90.68	-3.0	24,690	15.8	18,797	5.4	2,238,904	12.3	8	823	100.0
Jul 16	89.1	-1.0	134.07	8.9	119.50	7.9	25,513	15.8	22,739	14.6	3,048,692	24.9	8	823	100.0
Aug 16	63.6	-7.1	108.81	1.6	69.25	-5.6	25,513	15.8	16,238	7.5	1,766,878	9.3	8	823	100.0
Sep 16	67.7	-2.2	119.68	3.6	80.96	1.3	24,690	15.8	16,703	13.2	1,998,979	17.3	8	823	100.0
Oct 16	80.6	-7.3	138.30	11.9	111.53	3.7	29,760	35.0	23,999	25.1	3,319,028	40.0	9	960	100.0
Nov 16	73.4	2.4	117.16	8.7	86.03	11.3	28,800	35.0	21,149	38.3	2,477,769	50.3	9	960	100.0

Tab 9 - Classic

Pigeon Forge, TN Area Selected Properties
Job Number: 1282893_SADIM Staff: GS Created: September 02, 2021

Date	Occupancy		ADR		RevPar		Supply		Demand		Revenue		Census & Sample %		
	This Year	% Chg	This Year	% Chg	This Year	% Chg	This Year	% Chg	This Year	% Chg	This Year	% Chg	Census Props	Census Rooms	% Rooms STAR Participants
Dec 16	72.2	12.9	114.69	14.6	82.81	29.4	29,760	35.0	21,488	52.5	2,464,485	74.7	9	960	100.0
Jul YTD 2016	63.1	6.0	111.15	6.7	70.18	13.1	157,564	4.5	99,482	10.8	11,057,379	18.3			
Total 2016	67.2	3.7	115.97	7.7	77.97	11.8	296,087	14.1	199,059	18.4	23,084,518	27.5			
Jan 17	33.5	1.0	98.16	12.6	32.89	13.7	29,760	35.0	9,971	36.4	978,781	53.5	9	960	100.0
Feb 17	40.7	7.8	98.91	10.6	40.30	19.2	26,880	35.0	10,952	45.6	1,083,290	60.9	9	960	100.0
Mar 17	61.6	-1.3	106.65	8.0	65.67	6.5	29,760	35.0	18,323	33.2	1,954,235	43.9	9	960	100.0
Apr 17	69.2	1.0	116.41	11.4	80.56	12.5	28,800	35.0	19,930	36.4	2,320,149	51.8	9	960	100.0
May 17	61.9	-7.4	112.92	5.9	69.92	-2.0	29,760	35.0	18,427	25.0	2,080,837	32.3	9	960	100.0
Jun 17	80.1	5.3	120.53	1.2	96.59	6.5	28,800	16.6	23,080	22.8	2,781,840	24.3	9	960	100.0
Jul 17	86.4	-3.0	138.90	3.6	120.03	0.4	29,760	16.6	25,717	13.1	3,572,002	17.2	9	960	100.0
Aug 17	70.4	10.6	116.83	7.4	82.26	18.8	29,760	16.6	20,954	29.0	2,447,966	38.5	9	960	100.0
Sep 17	74.6	10.3	130.34	8.9	97.30	20.2	28,800	16.6	21,499	28.7	2,802,213	40.2	9	960	100.0
Oct 17	80.1	-0.6	142.40	3.0	114.11	2.3	29,760	0.0	23,847	-0.6	3,395,855	2.3	9	960	100.0
Nov 17	72.1	-1.8	121.47	3.7	87.63	1.9	28,800	0.0	20,776	-1.8	2,523,735	1.9	9	960	100.0
Dec 17	66.1	-8.4	124.07	8.2	82.07	-0.9	29,760	0.0	19,685	-8.4	2,442,359	-0.9	9	960	100.0
Jul YTD 2017	62.1	-1.6	116.86	5.1	72.58	3.4	203,520	29.2	126,400	27.1	14,771,134	33.6			
Total 2017	66.5	-1.0	121.73	5.0	81.00	3.9	350,400	18.3	233,161	17.1	28,383,262	23.0			
Jan 18	31.5	-5.9	89.23	-9.1	28.13	-14.5	29,760	0.0	9,383	-5.9	837,243	-14.5	9	960	100.0
Feb 18	37.5	-8.0	94.55	-4.4	35.46	-12.0	26,880	0.0	10,081	-8.0	953,137	-12.0	9	960	100.0
Mar 18	63.4	3.0	113.20	6.1	71.77	9.3	29,760	0.0	18,869	3.0	2,135,977	9.3	9	960	100.0
Apr 18	67.2	-2.9	122.80	5.5	82.48	2.4	28,800	0.0	19,344	-2.9	2,375,510	2.4	9	960	100.0
May 18	64.3	3.9	116.12	2.8	74.72	6.9	29,760	0.0	19,150	3.9	2,223,603	6.9	9	960	100.0
Jun 18	86.3	7.7	130.01	7.9	112.24	16.2	28,800	0.0	24,864	7.7	3,232,626	16.2	9	960	100.0
Jul 18	86.7	0.3	143.53	3.3	124.43	3.7	29,760	0.0	25,801	0.3	3,703,094	3.7	9	960	100.0
Aug 18	72.6	3.1	119.77	2.5	86.96	5.7	29,760	0.0	21,606	3.1	2,587,781	5.7	9	960	100.0
Sep 18	73.7	-1.2	128.10	-1.7	94.45	-2.9	28,800	0.0	21,236	-1.2	2,720,234	-2.9	9	960	100.0
Oct 18	85.5	6.7	145.85	2.4	124.69	9.3	29,760	0.0	25,443	6.7	3,710,856	9.3	9	960	100.0
Nov 18	74.3	3.0	128.37	5.7	95.42	8.9	28,800	0.0	21,408	3.0	2,748,046	8.9	9	960	100.0
Dec 18	63.2	-4.4	125.27	1.0	79.18	-3.5	29,760	0.0	18,811	-4.4	2,356,510	-3.5	9	960	100.0
Jul YTD 2018	62.6	0.9	121.27	3.8	75.97	4.7	203,520	0.0	127,492	0.9	15,461,190	4.7			
Total 2018	67.4	1.2	125.36	3.0	84.43	4.2	350,400	0.0	235,996	1.2	29,584,617	4.2			
Jan 19	33.2	5.3	93.35	4.6	31.00	10.2	29,760	0.0	9,883	5.3	922,624	10.2	9	960	100.0
Feb 19	40.8	8.8	99.09	4.8	40.43	14.0	26,880	0.0	10,968	8.8	1,086,845	14.0	9	960	100.0
Mar 19	65.1	2.7	115.20	1.8	75.01	4.5	33,139	11.4	21,577	14.4	2,485,680	16.4	10	1,069	100.0
Apr 19	65.8	-2.1	119.25	-2.9	78.44	-4.9	32,070	11.4	21,096	9.1	2,515,716	5.9	10	1,069	100.0
May 19	64.2	-0.2	121.11	4.3	77.80	4.1	33,139	11.4	21,289	11.2	2,578,360	16.0	10	1,069	100.0
Jun 19	83.8	-3.0	134.30	3.3	112.50	0.2	32,070	11.4	26,866	8.1	3,607,995	11.6	10	1,069	100.0
Jul 19	88.0	1.5	144.26	0.5	126.98	2.0	33,139	11.4	29,170	13.1	4,208,013	13.6	10	1,069	100.0
Aug 19	72.8	0.3	122.08	1.9	88.89	2.2	33,139	11.4	24,130	11.7	2,945,789	13.8	10	1,069	100.0
Sep 19	74.3	0.7	124.79	-2.6	92.69	-1.9	32,070	11.4	23,821	12.2	2,972,659	9.3	10	1,069	100.0
Oct 19	84.8	-0.8	145.69	-0.1	123.52	-0.9	33,139	11.4	28,097	10.4	4,093,443	10.3	10	1,069	100.0
Nov 19	72.4	-2.6	130.94	2.0	94.78	-0.7	32,070	11.4	23,215	8.4	3,039,716	10.6	10	1,069	100.0
Dec 19	65.1	3.0	135.67	8.3	88.36	11.6	30,535	2.6	19,886	5.7	2,698,018	14.5	9	985	100.0
Jul YTD 2019	64.0	2.1	123.57	1.9	79.04	4.0	220,197	8.2	140,849	10.5	17,405,233	12.6			
Total 2019	68.2	1.3	127.52	1.7	86.99	3.0	381,150	8.8	259,998	10.2	33,154,858	12.1			
Jan 20	38.9	17.3	102.07	9.3	39.75	28.2	30,535	2.6	11,891	20.3	1,213,680	31.5	9	985	100.0
Feb 20	43.2	5.9	103.55	4.5	44.76	10.7	27,580	2.6	11,923	8.7	1,234,571	13.6	9	985	100.0
Mar 20	26.1	-59.9	100.60	-12.7	26.29	-64.9	30,535	-7.9	7,981	-63.0	802,869	-67.7	9	985	100.0
Apr 20	6.8	-89.6	83.84	-29.7	5.73	-92.7	25,440	-20.7	1,738	-91.8	145,720	-94.2	8	848	53.3
May 20	32.3	-49.7	101.65	-16.1	32.84	-57.8	30,535	-7.9	9,865	-53.7	1,002,732	-61.1	9	985	100.0
Jun 20	74.5	-11.0	116.99	-12.9	87.21	-22.5	29,550	-7.9	22,028	-18.0	2,577,028	-28.6	9	985	100.0
Jul 20	74.2	-15.7	136.33	-5.5	101.12	-20.4	30,535	-7.9	22,650	-22.4	3,087,803	-26.6	9	985	100.0
Aug 20	60.6	-16.8	116.23	-4.8	70.42	-20.8	30,535	-7.9	18,502	-23.3	2,150,405	-27.0	9	985	100.0

Tab 9 - Classic

Pigeon Forge, TN Area Selected Properties
Job Number: 1282893_SADIM Staff: GS Created: September 02, 2021

Date	Occupancy		ADR		RevPar		Supply		Demand		Revenue		Census & Sample %		
	This Year	% Chg	This Year	% Chg	This Year	% Chg	This Year	% Chg	This Year	% Chg	This Year	% Chg	Census Props	Census Rooms	% Rooms STAR Participants
Sep 20	64.4	-13.3	128.54	3.0	82.73	-10.8	29,550	-7.9	19,019	-20.2	2,444,616	-17.8	9	985	100.0
Oct 20	87.9	3.7	152.21	4.5	133.86	8.4	30,535	-7.9	26,853	-4.4	4,087,325	-0.1	9	985	100.0
Nov 20	68.8	-4.9	131.51	0.4	90.51	-4.5	29,550	-7.9	20,336	-12.4	2,674,452	-12.0	9	985	100.0
Dec 20	63.9	-1.9	141.46	4.3	90.40	2.3	30,535	0.0	19,514	-1.9	2,760,505	2.3	9	985	100.0
Jul YTD 2020	43.0	-32.7	114.27	-7.5	49.16	-37.8	204,710	-7.0	88,076	-37.5	10,064,403	-42.2			
Total 2020	54.1	-20.7	125.75	-1.4	68.04	-21.8	355,415	-6.8	192,300	-26.0	24,181,706	-27.1			
Jan 21	40.3	3.5	110.61	8.4	44.58	12.2	30,535	0.0	12,307	3.5	1,361,269	12.2	9	985	100.0
Feb 21	42.3	-2.1	105.37	1.8	44.60	-0.4	27,580	0.0	11,673	-2.1	1,229,959	-0.4	9	985	100.0
Mar 21	67.2	157.1	125.76	25.0	84.51	221.4	30,535	0.0	20,520	157.1	2,580,653	221.4	9	985	100.0
Apr 21	75.6	######	151.05	80.2	114.26	######	29,550	16.2	22,353	######	3,376,415	######	9	985	100.0
May 21	74.0	129.1	148.19	45.8	109.70	234.1	30,535	0.0	22,604	129.1	3,349,659	234.1	9	985	100.0
Jun 21	90.6	21.6	178.14	52.3	161.47	85.2	29,550	0.0	26,785	21.6	4,771,570	85.2	9	985	100.0
Jul 21	95.3	28.4	208.21	52.7	198.36	96.2	30,535	0.0	29,090	28.4	6,056,965	96.2	9	985	100.0
Jul YTD 2021	69.6	61.8	156.38	36.8	108.83	121.4	208,820	2.0	145,332	65.0	22,726,490	125.8			

This STR Report is a publication of STR, LLC and STR Global, Ltd., CoStar Group companies, and is intended solely for use by paid subscribers. The information in the STR Report is provided on an "as is" and "as available" basis and should not be construed as investment, tax, accounting or legal advice. Reproduction or distribution of this STR Report, in whole or part, without written permission is prohibited and subject to legal action. If you have received this report and are NOT a subscriber to this STR Report, please contact us immediately. Source: 2021 STR, LLC / STR Global, Ltd. trading as "STR". © CoStar Realty Information, Inc.

Tab 10 - Response Report Pigeon Forge, TN Area Selected Properties Job Number: 1282893_SADIM Staff: GS Created: September 02, 2021 This STR Report is a publication of STR, LLC and STR Global, Ltd., CoStar Group companies, and is intended solely for use by paid subscribers. The information in the STR Report is provided on an “as is” and “as available” basis and should not be construed as investment, tax, accounting or legal ad vice. Reproduction or distribution of this STR Report, in whole or part, without written permission is prohibited and subject to legal action. If you have received this rep ort and are NOT a subscriber to this STR Report, please contact us immediately. Source: 2021 STR, LLC / STR Global, Ltd. trading as “STR”. © CoStar Realty Information, Inc. STR Code Name of Establishment City & State Zip Code Class Aff Date Open Date Rooms 2019 2020 2021 Chg in Rms Chg in Rms 1 Chg in Rms 2 Chg in Rms 3 J F M A M J J A S O N D J F M A M J J A S O N D J F M A M J J A S O N D 21714 Comfort Inn Apple Valley Sevierville, TN 37862 Upper Midscale Class Jun 1991 Jun 1991 111 Ɣ Ɣ Ɣ Ɣ Ɣ Ɣ Ɣ Ɣ Ɣ Ɣ Ɣ Ɣ Ɣ Ɣ Ɣ Ɣ Ɣ Ɣ Ɣ Ɣ Ɣ Ɣ Ɣ Ɣ Ɣ Ɣ Ɣ Ɣ Ɣ Ɣ Ɣ 44000 Holiday Inn Express Pigeon Forge Sevierville Sevierville, TN 37862 Upper Midscale Class Dec 2015 Jun 2001 107 Ɣ Ɣ Ɣ Ɣ Ɣ Ɣ Ɣ Ɣ Ɣ Ɣ Ɣ Ɣ Ɣ Ɣ Ɣ Ɣ Ɣ Ɣ Ɣ Ɣ Ɣ Ɣ Ɣ Ɣ Ɣ Ɣ Ɣ Ɣ Ɣ Ɣ Ɣ 31341 Hampton by Hilton Inn & Suites Pigeon Forge On The Park Pigeon Forge, TN 37863 Upper Midscale Class Jul 1995 Jul 1995 100 Ɣ Ɣ Ɣ Ɣ Ɣ Ɣ Ɣ Ɣ Ɣ Ɣ Ɣ Ɣ Ɣ Ɣ Ɣ ż Ɣ Ɣ Ɣ Ɣ Ɣ Ɣ Ɣ Ɣ Ɣ Ɣ Ɣ Ɣ Ɣ Ɣ 31552 44281 60426 61822 65149 65286 68466 Comfort Suites Mountain Mile Area Pigeon Forge Best Western Plus Mountain Melodies Inn & Suites SpringHill Suites Pigeon Forge Hampton Inn Pigeon Forge Hilton Garden Inn Pigeon Forge Courtyard Pigeon Forge Fairfield Inn & Suites Pigeon Forge Pigeon Forge, TN Pigeon Forge, TN Pigeon Forge, TN Pigeon Forge, TN Pigeon Forge, TN Pigeon Forge, TN Pigeon Forge, TN 37863 37863 37863 37863 37863 37863 37863 Upper Midscale Class Upper Midscale Class Upscale Class Upper Midscale Class Upscale Class Upscale Class Upper Midscale Class Total Oct 2002 Sep 2021 Apr 2010 Jun 2012 Jun 2016 May 2020 Mar 2019 Properties: Jul 1995 Jun 1995 Apr 2010 Jun 2012 Jun 2016 Oct 2016 Mar 2019 10 75 0 112 122 112 137 109 985 Y +84 (Aug' 21) - 84 (Dec' 19) ż ż ż ż ż ż ż ż ż ż ż Ɣ Ɣ Ɣ Ɣ Ɣ Ɣ Ɣ Ɣ Ɣ Ɣ Ɣ Ɣ Ɣ Ɣ Ɣ Ɣ Ɣ Ɣ Ɣ Ɣ Ɣ Ɣ Ɣ Ɣ Ɣ Ɣ Ɣ A

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Tab 11 - Terms and Conditions

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Tab 12 - Help Glossary: For all STR definitions, please visit www.str.com/data - insights/resources/glossary Frequently Asked Questions (FAQ): For all STR FAQs, please click here or visit www.str.com/data - insights/resources/FAQ For additional support, please contact your regional office. For the latest in industry news, visit HotelNewsNow.com . To learn more about the Hotel Data Conference, visit HotelDataConference.com .

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